                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement           / / Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DK INVESTORS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               DK INVESTORS, INC.
                               333 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10011
                                 (212) 239-7979
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 1996

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DK Investors, Inc. ("DK") will be held at the offices of the Corporation at 333 Seventh Avenue, New York, New York at 10:00 a.m.
on Wednesday, May 8, 1996 for the following purposes:

         1. To elect nine Directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and shall qualify;

         2. To approve or disapprove the continuation of an investment advisory agreement between DK and The Portfolio Group, Inc., subsidiary of Chemical Bank;

         3. To ratify or reject the selection of Cummings & Carroll, P.C. as independent auditors for DK for the fiscal year ending December 31, 1996;

         4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their subsidiaries.

         Stockholders of record at the close of business on March 31, 1996, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors

THOMAS B. SCHULHOF, Secretary

Mailing Date: April 1, 1996

________________________________________________________________________________
Whether or not you expect to attend the meeting, it is requested that you promptly execute the enclosed proxy and return same in the enclosed envelope thus enabling DK to avoid unnecessary expense and delay. No postage is required if mailed in the United States.

                               DK INVESTORS, INC.
                               333 Seventh Avenue
                            New York, New York 10001
                                 (212) 239-7979

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 8, 1996

        _________________________________________________________________
                                 PROXY STATEMENT
                               DATED April 1, 1996
       _________________________________________________________________

         This Proxy Statement is furnished in connection with the solicitation of proxies by management of DK Investors, Inc. ("DK") for use at the Annual Meeting of Stockholders to be held May 8, 1996, at 10:00 a.m., at the offices of the Corporation, 333 Seventh Avenue, New York, New York and at any adjournment thereof, for the purposes set forth in the foregoing Notice of the Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained thereon; as to the proposals for which no instructions are given, such proxy will be voted for the election of Directors and in favor of the particular proposals. The proxy confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. A stockholder may revoke his proxy at any time prior to use by filing with the Secretary of DK an instrument revoking it, a proxy bearing a later date, or by attending and voting at the Meeting.

Stockholders who do not plan to attend are requested to return their proxies promptly.

         The cost of the solicitation, including the printing and mailing of the proxy materials, will be borne by DK. In addition to solicitations through the mails, proxies may be solicited by officers and employees of DK, its investment adviser, and its transfer agent, without additional compensation. Such solicitations may be by telephone, telegram or otherwise. DK will reimburse brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Directors has fixed the close of business on March 31, 1996, as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. As of such date there were outstanding 1,175,667 shares of stock of DK, each share being entitled to one vote. No person is known to own beneficially or to hold of record 5% or more of the outstanding shares of DK, except Murray Nadler, the Estate of Ann Nadler and

Glenn O. Thornhill, whose holdings are more fully described later in this Proxy Statement.

VOTING SECURITIES

         All matters proposed to come before the Annual Meeting will require the affirmative vote of a majority of the outstanding voting securities of the Corporation, which is defined under the Investment Company Act of 1940, as amended, as: (i) 67% or more of the voting securities present at the shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of the Corporation are present or represented by proxy at the meeting; or (ii) more than 50% of the outstanding voting securities of the Corporation, whichever is less.

         Based upon information provided by the Corporation's transfer agent and the officers and directors of the Corporation, the following table sets forth, as of March 31, 1996, all persons who beneficially owned more than 10% of the Corporation's Common Stock and the number of shares of the Corporation's Common Stock beneficially owned by all directors and officers of the Corporation as a group:

                                            Shares held both
                                               of record                                         % of
Name and Address                             of Beneficially                                     Class
----------------                            ----------------                                     -----
Murray Nadler                               354,532                                              30.66
100 Sunrise Avenue                          (100 owned of record;
Palm Beach, Florida                         354,432 owned by trust
                                            in whic( Murray Nadler,
                                            Elizabeth Nadler and
                                            Joseph Pomeranz are
                                            trustees)

*Estate of Ann Nadler                       340,962                                              29
                                            (all owned of
                                            record)

Glenn O. Thornhill                          156,076                                              13.27
Stonewall Forest                            (all owned of
                                            record)

Officers and                                891,197                                              75.80
Directors as a Group

*        Gene and Harry Nadler are sons of Murray Nadler.
**       Ann Nadler, a former board member died January 11, 1996.

         In addition to those named above:

         20,226 shares are owned by urray Nadler's son, Gene as his separate property. Gene Nadler is the President of DK Investors, Inc. and a director.

         19,401 shares are owned by Murray Nadler's on, Harry, as his separate property. Harry Nadler is a director of DK Investors, Inc.

         20,043 shares are owned by Francine Yellon, the daughter of Ann Nadler, as her separate property.

         20,043 shares are owned by Sheila Nadler, Ann Nadler's daughter, as her separate property.

         10,638 shares are owned by Leslie Yellon, who is Francine Yellon's husband, as his separate property.

         6,872 shares are owned by Debra Yellon, daughter of Francine Yellon, as her separate property.

         6,872 shares are owned by Irene Lipson, daughter of Francine Yellon, as her separate property.

         Mona T. Armistead, daughter of Glenn O. Thornhill, as custodian under the Uniform Gifts to Minors Act for her son, Clay Armistead owns 42 shares as the separate property of each said child.

         Robert Armistead III, a grandson of Glenn O. Thornhill, owns 31 shares as his separate property and Wade O. Armistead, also a grandson of Glenn O. Thornhill, Sr. owns 42 shares as his separate property.

         Mona T. Armistead, a daughter of Glenn O. Thornhill, as custodian under the Virginia Uniform Gifts to Minors Act owns 1100 shares on behalf of Robert Ashley Armistead and 1100 shares on behalf of Wade Owen Armistead.

         Robert A. Armistead, husband, of Mona T. Armistead owns 572 shares as his separate property.

         Mary Alice Bodenhorst, daughter of Glenn O. Thornhill owns 11 shares as custodian for the benefit of each of her children, Jeoffrey B. Bodenhorst, Jr., Lisa M. Bodenhorst, and Mona B. Bodenhorst.

         Mona T. Armistead and Robert A. Armistead, Trustees of a family trust dated January 24, 1985, own 10,606 shares.

         Mary Alice T. Bodenhorst, Glen O. Thornhill's daughter, as her separate property, owns 10,780 shares.

         Mary Alice T. Bodenhorst and Telfourd H. Kemper are co- trustees of a trust owning 466 shares, of which Glenn O. Thornhill is the beneficiary.

         Jonathan Clay Bruns, grandson of Glenn O. Thornhill, as his separate property, owns 1,608 shares.

         Joyce T. Bruns, daughter of Glenn O. Thornhill owns 1,100 shares as her separate property.

         Wyatt Nelson Thornhill, a grandson of Glenn O. Thornhill owns 1150 shares as his separate property.

         Christine H. Thornhill, a granddaughter of Glenn O. Thornhill, owns 1616 shares as her separate property.

         Joanne B. Thornhill, as custodian under the Virginia Uniform Gifts to Minors Act owns 500 shares for the benefit of David T. Thornhill and 549 shares for the benefit of Kelly L. Thornhill.

         Glenn O. Thornhill, III, a grandson of Glenn O. Thornhill owns 466 shares as his separate property.

         Robert E. Bruns, Jr., grandson of Glenn O. Thornhill as his separate property , owns 1608 shares.

         Glenn O. Thornhill, Jr. is a co-trustee with various others of trusts for the benefit of Glenn O. Thornhill. Said trusts own a total of 5,589 shares.

         The following additional relatives of Glenn O. Thornhill, Sr. also own shares as their separate property:

         Geneva Thornhill                            5 shares
         Joanne Thornhill                            5 shares
         Lorraine W. Thornhill                       5 shares
         Laura P. Thornhill,
         Custodian f/b/o
         Laura G. Thornhill                          18 shares
         Suzanne P. Thornhill                        5 shares

         March 31, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Only shareholders of record on that date will be entitled to vote.

                              ELECTION OF DIRECTORS

         Each of the following named persons is a nominee for election as a director of the Corporation for a term of office expiring at the annual meeting of shareholders in 1996, or when his or her successor is elected and qualifies.

         Murray Nadler and Glenn O. Thornhill, Sr., who were first elected to serve on the Board at a Special (in lieu of Annual) Meeting of shareholders in 1978. Thomas B. Schulhof was elected by the Board in the fall of 1986 to fill the balance of the term of Al A. Steinberg and was thereafter elected by the shareholders at the Annual Meeting of Shareholders in May, 1987 to a full one year term. Harry Nadler, Gene Nadler, Angelo J. Balafas and Joseph Kell were elected to the Board at the annual shareholders' meeting in May, 1992, and Andrew Brucker was elected as a director at the annual meeting held in May, 1993. Francine Yellon is the daughter of Leon Nadler and Ann Nadler. Leon Nadler was a founder of the company and served on the Board until his death in 1984. Ann Nadler served on the Board from 1984 through 1995. Ann Nadler died on January 11, 1996. Should any nominee named herein become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his stead of such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

                                                                                   No of Shares of
                                                                                   Corporation's
                                            Principal              Has Served      Common Stock
                                            Occupation             as a            Owned of Record
                                            During Past            Director        as of
Name                           Age          5 Years                Since           March 31, 1993
----                           ---          -----------            ----------      ---------------
Murray Nadler                  79           Chairman of               1945               354,532
(1)(2)(3)(4)                                Board and
                                            Director of
                                            DK Investors,
                                            Inc.

Francine Yellon                             Housewife                                     20,043
(2)(3)

Glenn O.
Thornhill                      82           Presently                 1962               156,076
                                            engaged in the
                                            manufacture and
                                            sale of ladies
                                            apparel, having
                                            an interest in
                                            several companies
                                            some of whom
                                            formerly did
                                            business with the
                                            company. Treasurer
                                            of DK Investors,Inc.
                                            and a director

Thomas B.
Schulhof                       45           President                 1986                     0
                                            and Director
                                            of Quadriga
                                            Art, Inc. and
                                            Secretary and a
                                            director of DK
                                            Investors, Inc.

Harry Nadler                   45           Real Estate                1992               19,401
                                            Management
                                            Sales and Leasing
                                            and a director
                                            of DK Investors,
                                            Inc.

Gene Nadler                    42           Presently Vice             1992               20,226
                                            President at
                                            Smith Barnery
                                            Shearson and
                                            President and a
                                            Director of DK
                                            Investors, Inc.

Joseph Kell                    75           Involved in                1992                    0
                                            numerous
                                            business enter-
                                            prises. Formerly
                                            a member of the
                                            Board of Directors
                                            of Directors of
                                            the Alpine Group and
                                            director

Angelo J.
Balafas                        68           Retired.                   1992                  345
                                            Formerly Sr.
                                            Vice President-
                                            Chemical Bank.
                                            Prior thereto Lt.
                                            Colonel U.S. Army
                                            and a director

Andrew Brucker                 42           Attorney at Law            1993                    0
                                            and a director

______________________________________________________________
(1)(2) See notes as to shares owned by family members and trusts as set forth previously.

(3) Murray Nadler and Leon Nadler were brothers, Ann Nadler is Leon Nadler's widow.

(4)               Gene Nadler and Harry Nadler are Murray Nadler's sons.

         A fee was voted at a Directors meeting held December 12, 1979, of $300 per meeting for each director attending, commencing in 1980. Messrs. Murray Nadler, and Glenn O. Thornhill, if elected, have waived their right to such fee.

         The following attendance fees were paid to directors during 1992: Mr. Gene Nadler, Mr. Angelo J. Balafas, Mr. Thomas B. Schulhof total of $1,200 each and Mr. Harry Nadler, Joseph Kell and Mr. Andrew Brucker, each received a total of $900.

                 APPROVAL OF CONTINUING THE INVESTMENT ADVISOR'S
                    AGREEMENT WITH THE PORTFOLIO GROUP, INC.
                         SUBSIDIARY OF CHEMICAL BANKING

         Shareholders are being asked to vote on the approval of continuing the Investment Advisor's Agreement (the "Advisor's Agreement"), between the Corporation and the Portfolio Group, Inc., subsidiary of Chemical Banking ("The Bank"). The proxy holders named in the accompanying proxy form intend to vote "FOR" approval of continuing the Advisor's Agreement for another year and until the next regular annual Shareholders Meeting, unless contrary action is specified by the shareholders in the space provided in the proxy form. A copy of the Advisor's Agreement is attached to this proxy statement as Exhibit "A". The discussion of the Advisor's Agreement contained in this proxy statement does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the attached Advisor's Agreement. A vote in favor of renewing the Advisory Contract will authorize the directors to renew the advisory contract at the existing advisory fee of .4 or 1% of the average daily net asset value of the portfolio.

         The Corporation has been working with the Portfolio Group in investing company money. Since the Corporation's management has had no prior experience in the management of an investment company, management of the Corporation has recommended, and the Board of Directors of the Corporation has determined to retain The Portfolio Group as the investment advisor to the Corporation. Shareholders, at a Special Meeting, held September 15, 1982, overwhelmingly approved the retention of The Portfolio Group as the Corporation's investment advisor and likewise approved the Investment Advisory Agreement. At the annual meetings held May of each year since then, continuation of the advisory agreement and retention of The Portfolio Group as investment advisor were likewise overwhelmingly approved by shareholders.

         No members of the Board of Directors or present officers of DK Investors, Inc. are officers, directors or employees of The Bank or of The Portfolio Group and no officer, employee or member of the Board of Directors of The Bank or of The Portfolio Group is an officer, director or employee of DK Investors, Inc. No director of DK Investors, Inc. owns either beneficially or of record shares of the common stock of The Bank, except that Mr. Angelo J. Balafas was, prior to his retirement, a vice president of The Portfolio Group and owns shares of Chemical Bank stock.

         The Advisor's Agreement between the Corporation and The Portfolio Group was approved by the unanimous vote of the Directors of the Corporation present at a meeting called for the purpose of considering the Advisor's Agreement on March 1, 1996. All directors of the Corporation, except Ann Nadler, Murray Nadler and Glenn O. Thornhill, Sr. were present at the meeting.

         Under the Advisor's Agreement, The Portfolio Group has agreed to furnish the Corporation investment advice, certain administrative, clerical, bookkeeping and statistical services and also act as custodian of DK's assets. All services provided the Corporation pursuant to the Advisor's Agreement will be furnished directly by The Portfolio Group.

         In return for The Portfolio Group's services, the Corporation has during the past 12 months, paid an annual fee, equal to .40 of 1% of the daily net asset value of the portfolio in which the Company has invested its assets, payable in four yearly payments at the end of each three (3) months of the year that the contract remains in force.

         Subject to prior termination as described below and subject to termination by either party on thirty (30) days written notice the Advisor's Agreement shall continue in force for one (1) year from the date of the meeting, and from year to year thereafter if its continuance after said date (1) is specifically approved at least annually by vote of the Board of Directors of the Corporation, and by vote of a majority of the outstanding voting securities of the Corporation, and (2) is specifically approved at least annually by vote of a majority of those directors who are not parties to the Advisor's Agreement or "interested persons" (as that term is defined under the Investment Company Act of 1940) of any such party; provided in each case that votes by the Board of Directors are cast in person at a meeting called for the purpose of voting such approval. The Advisor's Agreement further provides that the contract will automatically terminate in the event of its "assignment" as that term is defined under the Investment Company Act of 1940.

REQUIRED VOTE

         Approval of the Advisor's Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Company, which is defined under the Investment Company Act of 1940 as: (i) 67% or more of the voting securities present at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy at the meeting; or (ii) more than 50% of the outstanding voting securities of the Company, whichever is less.

         Management recommends a vote "FOR" approval of the Advisor's Agreement.

         Directors and officers of the Company, and members of their immediate families, including the Estate of Ann Nadler, who together own of record and beneficially approximately 85.55% of the voting securities of the Company, have informed the Company that they intend to vote for approval of the Advisor's Agreement. The vote "FOR" approval of the Advisor's Agreement by such persons will assure such approval.

INVESTMENT ADVISORY AND OTHER SERVICES

         Chemical Banking Corporation ("Chemical") is one of America's leading banking institutions. Chemical has been in existence, although under varying names throughout the period, for more than a century and a half, having been established in 1824. The Portfolio Group, Inc. (TPG) has been registered as an investment adviser with the SEC since 1983. TPG is a wholly- owned subsidiary of Chemical Banking Corporation and has affiliations with Chemical Bank, Texas Commerce Bank and Brown & Company Securities Corporation.

         TPG has approximately 11.2 billion dollars under management for 1,048 clients, which represents a wide range of clientele from registered mutual funds and pension accounts to wealthy individuals. TPG has been a nondiscretionary investment adviser to DK Investors, and DK Investors closely follows their investment policy.

THE PORTFOLIO GROUP'S BOARD OF DIRECTORS

John Fogarty, Chairman

         Group Executive of Chemical Bank Private Banking
Gary M. Sherman, Director

         Managing Director of Chemical Bank Investors Services
         Division

Timothy J. Morris, Director

         President and CIO of The Portfolio Group, Inc. William L. Glenn, Director and Vice President, Chemical Bank Beth R. Richards, Director and Vice President of Administration and Operations, The Portfolio Group, Inc.

                                     PEOPLE

Senior Management of The Portfolio Group:

TIMOTHY J. MORRIS, President and Chief Investment Officer. Mr. Morris came to the Portfolio Group in April, 1988. Before joining TPG, he was Vice President and Manager of the Institutional Investment Counsel Group of the Bank of New York, He was responsible for a variety of endowment, foundation and ERISA portfolios. Previously, he was a Senior Portfolio Manager at both E. W. Axe and Company and Horizon Bancorp. Mr. Morris, who began his investment career in 1973, received a B.A. in Economics from Kings College in 1964 and did post-graduate work in Economics at the University of Maryland.

PETER W. HOFFMANN, C.F.A., Managing Director and Equity Investment Director. Mr. Hoffmann joined The Portfolio Group in August, 1988. He began his investment career in 1969 at

Manufacturers Hanover Trust Company where he worked as a securities analyst and later as a manager of ERISA portfolios. From 1976 to 1988, he was an equity salesman for both Oppenheimer and Drexel Burnham. Mr. Hoffmann received a B.A. in Economics from Georgetown University in 1967 and an M.B.A. in Finance from the Columbia University School of Business in 1969.

JOHN L. LINDARS, Managing Director and Director of Fixed Income Investment. Before joining TPG, Mr. Lindars was Head General Market Trader in Chemical's Capital Markets Division, Senior Portfolio Manager for Chemical's $2 billion bond portfolio, and Vice President for Municipal Bond Investments in the Trust and Investment Division. Mr. Lindars graduated with a B.A. from the College of William & Mary and did postgraduate work at the University of Michigan. He received an M.B.A. from Tulane University in 1972.

BETH R. RICHARDS, Senior Vice President, Operations and Administration. Ms. Richards joined TPG at its inception in 1984. She began her career at Chemical Bank in 1982 as a custody administrator. She was instrumental in the conversion of Chemical Bank Investment Counseling Service to The Portfolio

Group. From 1984 to 1987, Ms. Richards was an Operations Officer, and was then promoted in 1987 to AVP in charge of finance. Ms. Richards received a B.A. in Economics from Brooklyn College in 1979 and an M.B.A. in Finance from Boston University Graduate School of Management in 1981.

JOHN G. SCHMUCKER, III, Vice President and Senior Fixed Income Portfolio Manager. Mr. Schmucker joined TPG in November, 1992. From June, 1990 until joining TPG, he was Chief Investment Officer of Chemical Bank's Official Institutions Group. Previously, he was a portfolio manager with Henry Kaufman & Company, Inc. Mr. Schmucker received a B.A. in Mathematics from Pennsylvania State University in 1959 and did post-graduate work at the University of Pennsylvania, Wharton Graduate division.

EDNA Z. PARRY, Senior Vice President, Director of Sales and Marketing. Ms. Parry joined TPG in April, 1990. Previously, she was employed by Chemical Bank's Private Banking Group as a Sales Manager. Ms. Parry, who began her investment career in 1984, has extensive financial sales and marketing experience, having spent the previous six years as a portfolio manager and securities salesperson for Smith Barney, Harris Upham & Company. Prior to that, she was the manager of a national trade association, The Society of Plastics, Inc., where she promoted the development of the plastics industry. From 1979 through 1982, Ms. Parry was a Marketing Specialist for Celanese Plastics. She graduated with academic honors from Long Island University with a B.A. in Foreign Languages in 1974.

OTHER MANAGEMENT OF THE PORTFOLIO GROUP:

LINDA G. BRUNO, C.F.A., Vice President and Fixed Income Trader, joined The Portfolio Group in 1990. She previously co-managed over $1 billion in commingled trust funds and short term portfolio at Texas Commerce Bank.

PETER H. CHANG, Vice President and Taxable Fixed Income Specialist, joined The Portfolio Group in June, 1988. He was previously the Head Trader for the Asset Management Department of First Fidelity Bank, where he managed and traded over $800 million of assets in active pension accounts.

STEVEN M. DUFF, Vice President and Equity Analyst, joined The Portfolio Group in January, 1990. Prior to that, Mr. Duff worked as an assistant portfolio manager and equity salesman at both

Kidder Peabody & Co. from 1987 to 1989, and at Blackford Securities from 1989 to 1990. He graduated with a B.S. from Stonehill College in 1985.

CAROLINE J. GILL, Vice President and Senior Municipal Bond Specialist, joined The Portfolio Group in January, 1986. She began her career in municipal finance in 1968 as a budget analyst for the State of Ohio, where her duties also involved bond issuance for the financing of various state projects.

RALPH E. HICKMAN, JR., Vice President and portfolio manager, began on the commercial side of the banking industry in 1971, at the National Bank of Westchester in White Plains, New York. In 1975, he was named Portfolio Manager at the same institution.

ALLEN A. JACOBI, C.F.A., Vice President and Senior Portfolio Manager, joined TPG in February, 1992. Mr. Jacobi came to TPG from Manufacturers Hanover where he headed their Personal Investment Counseling Department. He began his career with the same institution in 1972 and held a number of positions specializing in both personal and fiduciary asset management. Mr. Jacob graduated with a B.A. in Economics from Rutgers

University in 1972, and received his M.B.A. from the same institution in 1976.

MITCHELL S. KESSLER, Investment Officer and Portfolio Manager, joined TPG in February, 1992. For the previous five years he managed equity and fixed income accounts for Manufactures Hanover's Personal Investment Counseling department. He also worked in Manufactures' Internal Audit Department, at People's Westchester Savings Bank before beginning his investment career. Mr. Kessler received a B.S. in Business administration form Boston University in 1981 and a Masters of Science in Investment Management from Pace University in 1988.

JOHN KOWALSKI, Investment Officer and Fixed Income Trader, joined The Portfolio Group in February, 1984. Prior to joining TPG, he was a Financial Analyst with Chemical Bank's World Banking Group.

THOMAS F. MILLER, Assistant Vice President and Fixed Income Credit Analyst, joined The Portfolio Group in February, 1982. Previously, Mr. Miller was a fixed income credit analyst for Manufacturers Hanover's Liquidity Management Department where he also created the Investment Management Division's credit department. His experience also includes two years of fixed income securities analysis at Nikko Securities Co. International, Inc. He began his career at Midlantic National Bank in 1985 where he completed the Bank's formal Credit Training Program and later became a Senior Credit Analyst. Mr. Miller received his B.S.B.A. in Finance from Villanova University in 1985 and is pursuing an M.S. in Investment Management from Pace University.

PETER J. MOFFATT, Investment Officer and Fixed Income Specialist, joined The Portfolio Group in February, 1992. Prior to joining TPG, he was a portfolio manager for Manufacturers Hanover's Liquidity Management Department where he managed the Hanover taxable money market mutual funds, as well as longer-term portfolios. Previously, Mr. Moffatt was an assistant portfolio manager for Manufacturers' Personal Investment Counseling Department. He began his career at the same institution in 1983 and received a B.A. from St. Francis College in 1981.

RICHARD G. MOSCHEL, Assistant Vice President and Fixed Income Specialist, joined The Portfolio Group in February, 1982. Prior to joining TPG, he managed the Hanover tax-exempt money market mutual funds. previously, Mr. Moschel was an Assistant Vice

President and Fixed Income trader with the Asset Management department of First Fidelity Bank. Mr. Moschel began his career with The Reserve Group, Inc., where he managed taxable and tax- exempt money market funds. He graduated from St. John's University in 1983 with a B.S. in Finance.

ROBERT E. PELLEGRINI, Vice President and Portfolio Manager, joined Chemical Bank's Auditing Division in 1969, and then moved to the Research Department of the Trust & Investment Division. In 1974, he joined Chemical Bank's Investment Counseling Services Department as a Portfolio Manager, and has been with The Portfolio Group since its incorporation in 1984.

KAREN L. SHAPIRO, Vice President and Portfolio Manager, began her career as an equity analyst with Fidelity Bank in Philadelphia. In 1983, Ms. Shapiro joined Bank of New York as an equity analyst and moved into portfolio management in 1985. Prior to joining TPG in February, 1992, she was a Portfolio Manager in Manufacturers Hanover's Personal Investment Counseling department. Ms. Shapiro received a B.A. in Political Science/History from Elmira College in 1972 and an M.B.A. from Drexel University in 1978.

         No officers or directors of The Portfolio Group, Inc. or directors of Chemical Banking Corporation or Chemical Bank own stock in DK Investors, Inc. Additionally, none of the officers or directors of DK Investors, Inc. own stock in Chemical Banking Corporation except Angelo Balafas who owns shares of Chemical Banking Corporation.

         The advisory fee is equal to four tenths (.4) of one percent of the average daily net asset value of the registrant's assets payable quarter annually. During the last three years, registrant paid investment advisory fees to The Portfolio Group of Chemical Bank as follows:

                                    1995 -           $ 61,665
                                    1994 -           $ 61,818
                                    1993 -           $ 63,841

         The investment advisor recommends purchases and sales of securities to the registrant and executes all purchases and sales on behalf of registrant.

                     APPROVAL OF THE APPOINTMENT OF CUMMINGS
                     & CARROLL, P.C. AS INDEPENDENT AUDITORS

         The Board of Directors, at a meeting held March 1, 1996, appointed, subject to ratification by shareholders at the Annual Meeting, the firm of Cummings & Carroll, P.C., as independent auditors for the Company. Cummings & Carroll, P.C. had, for many years, acted as independent accountants and auditors to the Company while it was operating under the name of Donnkenny Inc., and manufacturing, importing and selling ladies' apparel, and acted as independent auditors to DK Investors, Inc. during all of 1995. Cummings & Carroll, P.C., Certified Public Accountants, and its predecessor partnership, have been engaged in the practice of accounting for over fifty years. The firm represents a diversified audit clientele and has over thirty years of experience in audits performed in accordance with requirements set forth by the Securities and Exchange Commission. The firm has considerable experience in the securities and investment areas and is well qualified to perform the audit of DK Investors, Inc. in accordance with generally accepted auditing standards.

         The proxy holders named in the accompanying proxy form intend to vote "FOR" approval of Cummings & Carroll, P.C., Certified Public Accountants, as the independent auditors to DK Investors, Inc., unless contrary action is specified by the shareholders in the space provided in the proxy form.

REQUIRED VOTE

         Approval of Cummings & Carroll, P.C. as independent auditors to the Company will require the affirmative vote of a majority of the outstanding voting securities of the Company, which is defined under the Investment Company Act of 1940, as amended, a: (i) 67% or more of the voting securities present at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy at the meeting; or (ii) more than 50% of the outstanding voting securities of the Company, whichever is less.

         Management recommends a vote "FOR" approval of Cummings & Carroll, P.C. as independent auditors for the Company.

         Directors and officers of the Company, and members of their immediate families who in the aggregate own of record and beneficially approximately 85.55% of the outstanding Common Stock of the Company, have informed the Company that they intend to vote for approval of the retention of Cummings & Carroll, P.C. as independent auditors of the Company. The vote "FOR" approval of the retention of Cummings & Carroll, P.C. as independent auditors of the Company by such persons assures that such matters will be approved.


                                                             Thomas B. Schulhof
                                                             Secretary

                               DK INVESTORS, INC.
        PROXY SOLICITED BY MANAGEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 8, 1996


The undersigned stockholder of DK Investors, Inc. hereby appoints Thomas B. Schulhof, Gene Nadler and Joseph Pomeranz and each of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, and revocation to each of them for and in the name of the undersigned to vote all the shares of stock of the Company which the undersigned may be entitled to vote, with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of the Company to be held at 333 Seventh Avenue, Third Floor, New York, NY on May 8, 1996 at 10:00 a.m. and any adjournment of such meeting, on the following matters:

                         (TO BE SIGNED ON REVERSE SIDE)

/X/    Please mark your votes as in this example.

FOR all nominees listed at right (except as marked to the contrary below)

                                                               / /

WITHHOLD AUTHORITY to vote for all nominees listed at right    / /


Nominees:Murray Nadler
         Francine Yellon
         Glenn O. Thornhill
         Andrew  Brucker
         Thomas B. Schulhof
         Harry Nadler
         Gene Nadler
         Joseph Kell
         Angelo Balafas

To consider and act upon a proposal to:

1.   ELECTION OF DIRECTORS

(INSTRUCTIONS: to withhold authority to vote for any individual nominee print that nominee's name on the space provided below)

_______________________________________________________________________________




2. Approve the renewal of the Investment Advisor's Agreement between the Company and the Portfolio Group, Inc., a Division of Chamical Bank:

                            FOR              AGAINST            ABSTAIN
                            / /                / /                / /

3. Approve the retention of Cummings & Carroll, P.C. as the Company's independent auditors:

                            FOR              AGAINST            ABSTAIN
                            / /                / /                / /

4. Upon such other business as may come before the said meeting or any adjustments therefor:

A MAJORITY OF THE SAID PROXIES MAY EXERCISE ALL POWERS GRANTED HEREUNDER, AND IF, ONLY ONE OF THE SAID PROXIES SHALL BE PRESENT, SUCH MAY EXERCISE ALL THE POWERS GRANTED HEREUNDER.

_____________________________________________









SIGNATURE(S)_______________________________________DATE__________________, 1996

Note: Please sign as name appears on this proxy. When signing as an attorney, executor, administrator, trustee or guardian, please set forth your title.